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                                                                       Ex-99.906

   CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Edward J. Roach, President & Treasurer of Chestnut Street Exchange Fund (the "Registrant"), certify that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 7, 2005                       /s/ Edward J. Roach
      -------------------           --------------------------------------
                                    Edward J. Roach, President & Treasurer
                                    (principal executive officer & principal
                                    financial officer)

The certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30(a)-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.